CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to  the incorporation by  reference  in  the
Registration   Statement   (Form   S-8   No.   333-_____)
pertaining  to the COMTEX News Network, Inc.  1995  Stock
Option  Plan, As Amended of our report dated  August  31,
2000   with   respect   to  the  consolidated   financial
statements of COMTEX News Network, Inc. included in the Annual Report (Form 10-K) for the year ended June 30,
2000.

                              /s/ Ernst & Young LLP


McLean, Virginia
September 22, 2000

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